UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2021
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction             (Commission File Number)    (IRS Employer Identification No.)
of incorporation)
3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class            Trading Symbol        Name of each exchange on which registered
Common Stock, par value $.01 per share     APTS                 NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2021, Preferred Apartment Advisors, LLC (“PAA”), a subsidiary of Preferred Apartment Communities, Inc. (the “Company”), and Parker Boone DuPree, the Company’s President - Office, entered into a Separation Agreement (the “Separation Agreement”) in connection with the Company’s sale of certain of its office assets as disclosed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2021 (the “Office Sale”). The Company currently expects the Office Sale, which is subject to the satisfaction of customary conditions to closing by the parties, will close during the third quarter of 2021. The Separation Agreement provides for Mr. DuPree’s resignation from employment with PAA thirty days following the closing of the Office Sale (the “Separation Date”). Pursuant to the Separation Agreement, PAA has agreed to pay Mr. DuPree $660,000.00 in equal bi-weekly installments over the 104-week period following the Separation Date and has agreed to pay Mr. DuPree his target cash bonus for 2021 of $264,000.00 at the time other executives are paid their 2021 cash bonuses, which are currently anticipated to be paid in January 2022. In addition, PAA will reimburse Mr. DuPree his payments for COBRA health insurance premiums for the first six months following the Separation Date. The Separation Agreement also contains standard client and employee non-solicitation provisions, as well as confidentiality, waiver and non-disparagement provisions and a general release of claims against the Company and PAA.

The foregoing description of the Separation Agreement is only a summary and is qualified in its entirety by the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1    Separation Agreement dated July 15, 2021 by and between Preferred Apartment Advisors, LLC, a subsidary of the Company and Parker Boone DuPree

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of forward-looking terminology such as "may", "trend", "will", "expects", "plans", "estimates", "anticipates", "projects", "intends", "believes", "goals", "objectives", "outlook" and similar expressions. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements, including risks related to the closing of the Office Sale and timing thereof. These risks, uncertainties and contingencies include, but are not limited to, (a) the completion of the Office Sale, (b) the anticipated payment of the 2021 bonuses and the timing of those payments and (c) those disclosed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: July 19, 2021	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary